SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15 (d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest event reported) April 12, 2000



                                 FORME CAPITAL, INC.

               (Exact Name of Registrant as Specified in its Charter)



               Delaware            33-19435               75-2233445

             (State of             (Commission         (IRS Employer
             Incorporation)        File Number)        Identification No.)


                    6959 Arapaho, Suite 122, Dallas, Texas 75248

                      (Address of Principal Executive Offices)




          Registrant's telephone number, including area code:(972) 386-8907

          ITEM 2.   Acquisition or Disposition of Assets


          Following Management's conclusions that it is in the best interest of Registrant to acquire for cancellation all its issued and outstanding Preferred Shares, Forme Capital, Inc. ("Forme") entered into an agreement with the sole Preferred stockholder, The Wettreich Children's Trust ("WCT"), a trust affiliated with the President whereby it has acquired 249 Preferred Shares Series W and 258,000 Preferred Shares Series F for cancellation. The consideration was the transfer to WCT of 566,337 10% Preferred Shares of Forme Art Investments, Inc. and 134,000 common shares of Wincroft, Inc.


          ITEM 7.   Exhibits


               (10) Material Contracts

                    a) Purchase Agreement between  Forme Capital, Inc.  and
                     Wettreich Children's Trust.



                                     SIGNATURES



          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FORME CAPITAL, INC.


                                   By:  /s/ Daniel Wettreich
                                        Daniel Wettreich
                                        President

          Dated:  April 12, 2000

                                       EXHIBIT

          Purchase Agreement between Forme Capital, Inc. and Wettreich Children's Trust.

                                 PURCHASE AGREEMENT

          This Agreement is entered into this 12th day of April, 2000 by and between Forme Capital, Inc. a Delaware corporation located at 6959 Arapaho, Suite 122, Dallas, Texas (hereinafter "Forme" or the "Company") and The Wettreich Children's Trust 6959 Arapaho, Suite 122, Dallas, Texas, (hereinafter "WCT") for the purposes set out below:

               WHEREAS, WCT has recently acquired 258,000 Preferred Shares Series F of Forme,

               WHEREAS, WCT is also the owner of 249 Preferred Shares Series W of Forme, and

               WHEREAS, the Preferred Shares Series F and Preferred Shares Series W are the only issued and outstanding Preferred Shares of Forme and

               WHEREAS, Forme is not able to pay a yield on said Preferred Shares due to its limited financial resources

          NOW THEREFORE, all premises considered the parties agree as follows:

                                  I.  CONSIDERATION

          1.1 WCT agrees to surrender to FORME for cancellation the 249 Preferred Shares Series W and the 258,000 Preferred Shares Series F (hereinafter "the Preferred Shares");

          1.2 In consideration for the surrender of the Preferred Shares FORME agrees to transfer to WCT 566,337 Preferred Shares of Forme Art Investments, Inc. and 134,000 common shares of Wincroft, Inc. presently registered in the name of FORME (hereinafter "the Consideration");

                             II.  FORME REPRESENTATIONS

          2.1  FORME understands, represents and warrants as follows:

               a. that it has full right, title and authority to transfer the Consideration to WCT;

               b.  that  the  representations,   warranties  and   covenants
                 contained herein shall be binding upon FORME as well as upon its heirs, legal representatives, successors and assigns;

                    III.  WCT'S REPRESENTATIONS AND WARRANTIES

          3.1  WCT hereby represents, and warrants as follows:

               a. that it has all requisite power and authority to own  and operate its properties and assets and to carry on its business as currently conducted. WCT has all requisite power and authority to enter into this Agreement;

                                     IV. CLOSING

          4.1 Closing shall take place on April 12, 2000 at the offices of WCT or such other time and place as both parties shall agree.

                                  V. MISCELLANEOUS

          5.1 Each of FORME and WCT agrees to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorney's fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

          5.2 Except as expressly provided herein, this Agreement and the exhibits attached hereto contains the entire agreement between the parties with respect to the transactions contemplated hereunder and may be amended only by a writing executed by all of the parties hereto. This Agreement supersedes all prior arrangements or understandings with respect thereto, whether verbal or written. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, heirs and assigns.

          5.3 All notices or other communications to be given or made hereunder must be in writing and will be delivered personally, sent via internationally recognized courier company, or mailed, by registered or certified mail, return receipt requested, postage prepaid, to the undersigned, at the address set forth at the beginning of this Agreement.

          5.4 Arbitration. Any controversy or claim arising out of or relating to this Agreement or any alleged breach thereof shall be settled by binding arbitration in the Law of Texas and judgment upon the award rendered by the arbitrator shall be final and may be entered into any court having jurisdiction in the Law of Texas (Notwithstanding the foregoing, nothing in this Agreement shall be interpreted to bar any party hereto from seeking injunctive relief with respect to any controversy or claim arising out of or relating to this Agreement.) The party desiring arbitration shall serve notice upon the other party, together with designation of the first party's representative. If the person designated by the first party is acceptable to the second party as an arbitrator, the second party shall so notify the first party within ten days and such representative shall serve as the sole arbitrator; if not acceptable, the second party shall designate his or its own representative in a notice to the first party within the same 10-day period. The two representative so named, if such is the case, shall within 10 days thereafter appoint an arbitrator, and the arbitrator shall then proceed forthwith to hear and unilaterally determine the matter. If either party fails, within the time allowed therefor, to appoint its representative, the representative named by the other party shall act as the sole arbitrator and unilaterally decide the matter. If the two representatives are unable to agree upon an arbitrator within 10 days allowed therefor, either party may at any time apply to the presiding Judge of any court of competent jurisdiction for the appointment of an arbitrator, and the arbitrator shall proceed forthwith to hear and unilaterally determine the matter. The arbitrator selected shall comply with the rules of the American Arbitration
            Association as then in effect. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitation. This agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law in Texas.

          5.1 Jurisdiction and venue over any disputes shall be in the County of Dallas, State of Texas. All disputes shall be settled pursuant to the laws of the State of Texas notwithstanding principles of conflicts.


                                        FORME CAPITAL, INC.


                                        By:__________________________
                                             Daniel  Wettreich


                                        THE WETTREICH CHILDREN'S TRUST


                                        By:_________________________
                                             Daniel  Wettreich, Trustee